Firsthand(R) Funds

                               [FUTURE GRAPHIC]

                                                     REPORT TO SHAREHOLDERS 2000

Firsthand Funds

This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.883.3863 for a free prospectus.

Please read it carefully before you invest or send money.

contents

                                   PERFORMANCE SUMMARY    |  FOUR
                                LETTER TO SHAREHOLDERS    |  FIVE
                 PERFORMANCE AND PORTFOLIO DISCUSSIONS    |  SIX
                                TECHNOLOGY VALUE FUND(R)  |  SIX
                               TECHNOLOGY LEADERS FUND    |  EIGHT
                            TECHNOLOGY INNOVATORS FUND    |  TEN
                              THE COMMUNICATIONS FUND(TM) |  TWELVE
                                  THE E-COMMERCE FUND(TM) |  FOURTEEN
                                GLOBAL TECHNOLOGY FUND    |  SIXTEEN
    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS    |  NINETEEN
                             PORTFOLIOS OF INVESTMENTS    |  TWENTY
                  STATEMENTS OF ASSETS AND LIABILITIES    |  THIRTY-ONE
                              STATEMENTS OF OPERATIONS    |  THIRTY-TWO
                   STATEMENTS OF CHANGES IN NET ASSETS    |  THIRTY-THREE
                                  FINANCIAL HIGHLIGHTS    |  THIRTY-SIX
                         NOTES TO FINANCIAL STATEMENTS    |  FORTY-TWO

PERFORMANCE Summary (as of 12/31/00)

---------------------------------------------------------------------------------
  Fund Name                          Total Returns   Average Annual Total Returns
---------------------------------------------------------------------------------
                                          Q4          1-Year  3-Year  5-Year
                                         2000**
---------------------------------------------------------------------------------
  TVFQX Technology Value Fund           -33.64%       -9.97%  47.89%  40.77%
---------------------------------------------------------------------------------
  TLFQX Technology Leaders Fund         -33.96%      -24.23%  50.51%    o
---------------------------------------------------------------------------------
  TIFQX Technology Innovators Fund      -44.95%      -37.94%    o       o
---------------------------------------------------------------------------------
  TCFQX The Communications Fund         -41.12%      -41.68%    o       o
---------------------------------------------------------------------------------
  TEFQX The e-Commerce Fund             -45.37%      -55.08%    o       o
---------------------------------------------------------------------------------
  GTFQX Global Technology Fund          -12.18%         o       o       o
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
DJIA                                      1.66%       -4.72%  12.73%  18.17%
---------------------------------------------------------------------------------
S&P 500                                  -7.82%       -9.10%  12.27%  18.30%
---------------------------------------------------------------------------------
Nasdaq                                  -32.70%      -39.18%  16.66%  18.96%
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
  Fund Name                           Average Annual Total Returns Since Inception
----------------------------------------------------------------------------------------------------------
                                        TVFQX       TLFQX       TIFQX      TCFQX      TEFQX      GTFQX
                                      inception   inception   inception  inception  inception  inception
                                      (5/20/94)*  (12/10/97)  (5/20/98)  (9/30/99)  (9/30/99)  (9/29/00)**
----------------------------------------------------------------------------------------------------------
  TVFQX Technology Value Fund           43.98%
------------------------------------------------
  TLFQX Technology Leaders Fund           o         49.64%
------------------------------------------------------------
  TIFQX Technology Innovators Fund        o           o        54.09%
-----------------------------------------------------------------------
  TCFQX The Communications Fund           o           o          o        -11.78%
----------------------------------------------------------------------------------
  TEFQX The e-Commerce Fund               o           o          o           o       -27.54%
---------------------------------------------------------------------------------------------
  GTFQX Global Technology Fund            o           o          o           o          o       -12.18%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
DJIA                                    19.62%      11.84%      8.65%       5.04%      5.04%      1.66%
----------------------------------------------------------------------------------------------------------
S&P 500                                 19.61%      11.84%      8.23%       3.52%      3.52%     -7.82%
----------------------------------------------------------------------------------------------------------
Nasdaq                                  20.70%      15.08%     12.07%      -7.92%     -7.92%    -32.70%
----------------------------------------------------------------------------------------------------------

* TVFQX inception date is 5/20/94; TVFQX effectiveness date is 12/15/94. TVFQX average annual total total return since effectiveness is 44.87%.

**    Not annualized.

      The latest prospectus for the Funds is dated November 30, 2000. If you haven't read the prospectus, please review it carefully for the latest information on investment objectives and policies, investment risks, financial performance, dividends and distributions, fees and expenses, and other fund information. To obtain a prospectus, please call 1.888.884.2675 or view it at our web site.

      Returns assume reinvestment of dividends and distributions. Past performance cannot guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      Each Fund is non-diversified. A risk of being non-diversified is that a change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within the high technology industry. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

      The Dow Jones Industrial Average (DJIA), S&P 500, and Nasdaq Composite are unmanaged indices representative of a broad basket of stocks. They are often used as benchmarks of stock market performance.

      The stock markets performed exceptionally well in 1999 and the first quarter of 2000, and Firsthand Funds benefited from that performance. Investors should maintain realistic expectations for future performance. Such performance is not sustainable. These Funds' returns were positively impacted because they invested in technology in a period that was generally favorable for these stocks.

      The "Relative Performance" charts on the following pages assume an initial investment of $10,000 and reinvestment of dividends and capital gains and include all fund expenses. The hypothetical charts do not reflect the effect of taxes.

FELLOW Shareholders:

[PHOTO]

2000: a Lousy Year. What a terrible year! From the March heights to the spring plunge, through the false hopes of summer and the autumn rout, 2000 was exciting in the worst way. How bad was it? Well, the NASDAQ Composite fell 39.18%, and the Lipper Science and Technology Index fell 30.27%. But that tells only part of the story. Many investors poured their money into the market early in the year, while the NASDAQ was running from 4000 to 5000. Some of those investments are still down by more than half.

Although some of our funds held up relatively well, they all lost money. The Technology Value Fund and Technology Leaders Fund beat the averages, while the Technology Innovators Fund lagged the Lipper Index, but squeaked by the NASDAQ. Both The Communications Fund and The e-Commerce Fund under-performed the market. We could point out better comparisons for each (communications and internet indexes, for example), but index shopping won't get you your money back. These two funds invest within the two hardest hit sectors of technology, and it showed. The Global Technology Fund lost 12.18% in Q4. Amazingly, that was pretty good for a tech fund.

Lesson learned? We believe in learning from experience, and the charts from last year seem to be begging the question: "What could we have done differently?" Two related issues come to mind: valuation and market timing.

March valuations were extraordinarily rich, so why didn't we sell into them and avoid the spring bubble? Because great technology companies are usually expensive, and while it's easy to observe high valuations, it's not so easy to spot peak valuations. Investors who sold stocks above pre-determined P/E's probably got out of technology stocks very early in 1999, missing the better part of an incredible run. Our simple observation is that over the longer term, rigid P/E limits tend to comb the winners out of a portfolio. We do look for attractive "entry points " on our investments, but we hesitate to sell too quickly when an idea begins to pay off.

Market timing offers the tantalizing prospect of catching most of the upswings while side-stepping the sell-offs - the investing equivalent of having your cake and eating it too. We believe that trading opportunities look obvious in hindsight, but cannot be captured consistently. It only takes getting caught flat-footed once to wipe out your prior trading gains.

The following parable illustrates the point. Two brothers, one an artist who does not follow the market, and the other an accountant who follows the financial news on a daily basis, make the same, simple, brilliant investment: they each buy Cisco Systems in early 1992. Like many great investments, Cisco proves to be a highly volatile stock, with huge price swings occurring each year.

The accountant begins trading his Cisco position. Not perfectly, but well enough to convert some of that volatility into extra gains. Eventually, however, he makes a very bad trade. It could be selling too early in an up move, or buying wrong and then reversing himself. Whatever the mistake, he eventually finds himself out of the stock while it runs away from him. Meanwhile the artist rides a great investment for many years. His trading profits are zero, his portfolio volatility is very high, and he ends up very rich.

The lesson. Trading and investing are very different activities, and one of the biggest risks to trading is that you can trade yourself right out of your best investments. The better the investment, the greater the risk of trading it.

So while 2000 offered many lessons, we saw nothing to convince us we should alter our basic investment strategy. We'll continue to focus on strong companies that we feel are on the right side of the most powerful trends. We'll examine the entire technology food chain, focusing on what is most easily misunderstood, in order to uncover opportunities that are not yet obvious to others. And we'll continue to seek the best values, not by employing valuation screens off of historical financial data, but by achieving a better view of the numbers that are yet to come, and paying a reasonable price for the future that we see.

Let me put it another way. We believe three or four years from now, people will be wistfully discussing the stocks they should have bought in 2001. We are focusing our Firsthand research advantage on finding those investments right now.

On behalf of everyone here at Firsthand, thank you for entrusting us with your investment dollars, thank you for your patience through a very rough year, and thank you for believing in us.

              Regards,


                        /s/ Kevin Landis

                                           Kevin Landis
                                           President and Chief Executive Officer


                                           2000 Annual Report to Shareholders  5

PERFORMANCE and Portfolio DISCUSSION

                             Technology Value Fund

--------------------------------------------------------------------------------
In calendar year 2000, Technology Value Fund (TVFQX) posted a 9.97% loss, versus a 39.18% decline for the NASDAQ Composite and a 30.27% loss for the Lipper Science and Technology Fund Index. For the sixth months ended December 31, 2000, Technology Value Fund declined 28.76% as compared to 37.65% and 35.99% losses for NASDAQ and the Lipper peer group benchmark, respectively.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

           5/31/1994   12/30/1994    6/30/1995   12/30/1995    6/30/1996   12/30/1996    6/30/1997   12/30/1997    6/30/1998
           ---------   ----------    ---------   ----------    ---------   ----------    ---------   ----------    ---------
TVF           10,040       12,530       15,742       20,194       27,970       32,422       38,713       34,519       37,802
DJIA          10,004       10,372       12,487       14,194       15,855       18,293       21,974       22,854       26,085
NASDAQ        10,108       10,339       12,890       14,577       16,444       17,934       20,075       21,907       26,459
S&P 500       10,013       10,244       12,314       14,093       15,516       17,329       20,900       23,110       27,204

           12/31/1998    6/30/1999   12/31/1999    6/30/2000   12/31/2000
           ----------    ---------   ----------    ---------   ----------
TVF            42,703       71,246      124,009      156,724      111,642
DJIA           26,997       32,517       34,341       31,440       32,719
NASDAQ         30,681       37,645       57,105       55,700       34,731
S&P 500        29,715       33,393       35,966       35,814       32,692

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Semiconductors           34.5%
Net Cash                  0.2%
Software                 22.5%
EDA                       0.2%
Photonics                11.9%
Communications            1.3%
Comm Equip               11.1%
Peripherals               1.5%
Networking                4.3%
Services                  1.8%
Semi Equip                4.0%
Medical                   3.5%
Other Electronics         3.2%

*SEC effectiveness date is 12/15/94.

TECHNOLOGY VALUE FUND focuses on undiscovered and/or unloved technology stocks trading at valuations we believe do not adequately reflect long-term growth potential. This year, good value was appreciated in a market sector where high valuations were called into question. With its value bias, we expect the Technology Value Fund to be a good relative performer in down markets and lag our more aggressive funds in up markets.

This year, results were mixed for stocks in all the technology sub-sectors we invest in. In general, large, dominant market share companies in each category were less volatile than smaller, up-and-coming firms.

Among our Top 10 positions, PeopleSoft (PSFT), a leader in eBusiness applications software, was a stellar performer. PeopleSoft is a classic turnaround situation. A shift in client server technology and weakness in the human resources applications market had constrained PeopleSoft's growth and depressed its stock price. PeopleSoft completely rewrote its browser based applications software adding several new features.

TriQuint Semiconductor, Inc. (TQNT) was an up and down performer this year, but closed 2000 with a good gain. The company manufactures very high-speed, low-power gallium arsenide-based semiconductors used in cellular telephones and other wireless communications devices. Wireless handsets are no longer just telephones. They are being adapted for sophisticated data transmission functions, including accessing Internet services. Strong demand for TriQuint's amplifiers and switching circuits should get even stronger as the market for more sophisticated wireless handsets expands substantially in the coming years.

The Furukawa Electric Company (no U.S. market symbol) is Japan's leading manufacturer of components for fiber optic communications networks. In addition, the company is the largest outside shareholder of JDS Uniphase, one of the most technologically advanced and fastest growing fiber optic components makers in the U.S. We began purchasing Furukawa shares in August 2000, when the company's position in JDS Uniphase alone was equal to its total market value. In essence, we were getting Furukawa's strong fiber optics component business for free. High-capacity, high-speed fiber optic networks, which transmit voice and data via light waves over thin strands of glass, are at the forefront of modern communications technology. Companies that supply components for these networks have enormous growth potential. With our investment in Furukawa, we were able to buy two of the very best companies in this business for the price of one. Since our purchase, Furukawa stock has held up well in this difficult tech stock market. We believe Furukawa will excel when the market recovers.


                                           2000 Annual Report to Shareholders  7

PERFORMANCE and Portfolio DISCUSSION

                            Technology Leaders Fund

--------------------------------------------------------------------------------
In calendar year 2000, Technology Leaders Fund declined 24.23%, versus the 39.18% and 30.27% losses for the NASDAQ Composite and Lipper Science and Technology Fund Index, respectively. For the sixth months ended December 31, 2000, Technology Leaders Fund declined 36.65%, as compared to 37.65% and 35.99% losses for NASDAQ and the Lipper peer group benchmark over the same time period.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

           11/30/1997    3/31/1998    6/30/1998    9/30/1998   12/31/1998    3/31/1999    6/30/1999    9/30/1999   12/31/1999
           ----------    ---------    ---------    ---------   ----------    ---------    ---------    ---------   ----------
TLF            10,000       12,190       12,922       11,291       17,942       21,832       26,372       29,431       45,316
DJIA           10,000       10,991       11,227        9,881       11,619       12,436       13,995       13,242       14,780
NASDAQ         10,000       11,333       11,709       10,478       13,577       15,253       16,659       17,043       25,271
S&P 500        10,000       11,344       11,718       10,553       12,800       13,438       14,385       13,486       15,493

           3/31/2000    6/30/2000    9/30/2000   12/31/2000
           ---------    ---------    ---------   ----------
TLF           58,947       54,200       51,989       34,333
DJIA          14,092       13,532       13,852       14,082
NASDAQ        28,408       24,649       22,836       15,369
S&P 500       15,849       15,428       15,278       14,083

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Software                 20.3%
Net Cash                  3.9%
Semiconductors           19.5%
Peripherals               2.6%
Comm Equip               18.1%
Services                  2.7%
Computers                 7.6%
Internet                  1.6%
Semi Equip                7.4%
Networking                4.0%
Photonics                 6.2%
Other Electronics         6.1%

TECHNOLOGY LEADERS FUND invests in companies with clear-cut leadership positions in their respective technology niches. In 2000, the stocks of dominant market share companies generally outperformed smaller, less established companies throughout the technology stock market. Although the Technology Leaders Fund's results were disappointing this year, the Fund substantially outperformed its benchmark indices.

We avoided market leaders in some of the hardest hit technology sectors. We don't own any dot-com stocks and even at today's distressed prices, are not inclined to go bottom fishing in a sector with dubious profit potential. We also steered clear of personal computer manufacturers, PC component and software suppliers, and retailers--not because we anticipated the recent slowdown in personal computer sales, but rather because we believe growth will slow in this maturing technology business. Companies like Compaq, Dell, Microsoft and Intel are great companies and have dominant positions in their PC oriented niches. They may even be bargains at current prices. But, we don't think earnings growth over the next five years will come close to matching that of the last five years.

We feel considerably more comfortable about the long-term investment potential of technology leaders in fiber optics, e-commerce technology, and specialty semiconductors. Corning (GLW) was one of the best performers of our Top 10 holdings. After years of pursuing more prosaic businesses, Corning has reestablished itself as a technology company through its rapidly growing fiber optics network components businesses. Corning's core expertise in optics and glass chemistry mixes well with its recently acquired photonics equipment business (Oak Industries). Fiber optics is the future of voice and data transmission and we believe Corning is well positioned to reap the rewards of explosive growth in fiber optics networks.

After a strong early showing in 2000, Sun Microsystems (SUNW) stock floundered in the second half and closed the year with a loss. Sun has transformed itself from an engineering workstation company into the word's largest manufacturer of computer servers used for hosting Internet websites. Although Sun faces competition from other technology giants, including Compaq, Dell, IBM, and Hewlett Packard, it has a big head start and a reputation for quality and service. We think it will continue to be a leader in the web server market.

Early gains in Wind River Systems, Inc. (WIND) also eroded by year-end. Wind River is a leading software provider for embedded computer systems (i.e., small computers with very specific functions), which are built into products such as digital cameras, car engines and telephone switches. The company's fastest growing market is software for running high-speed communications switches, routers, and networks. Wind River's leadership in this communications technology niche should propel strong future growth in revenues and profits.


                                           2000 Annual Report to Shareholders  9

PERFORMANCE and Portfolio DISCUSSION

                           Technology Innovators Fund

--------------------------------------------------------------------------------
In calendar year 2000, Technology Innovators Fund declined 37.94%, versus a 39.18% loss for the NASDAQ Composite and a 30.27% loss for Lipper Science and Technology Fund Index. For the sixth months ended December 31, 2000, Technology Innovators Fund declined 50.81%, as compared to 37.65% and 35.99% losses for NASDAQ and the Lipper peer group benchmark over the same time period.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

          4/30/1998    6/30/1998    9/30/1998   12/31/1998    3/31/1999    6/30/1999    9/30/1999   12/31/1999
          ---------    ---------    ---------   ----------    ---------    ---------    ---------   ----------
TIF          10,000       11,030        8,110       16,010       20,451       28,041       32,307       50,006
DJIA         10,000        9,907        8,720       10,253       10,974       12,350       11,685       13,043
NASDAQ       10,000       10,269        9,189       11,907       13,377       14,610       14,947       22,162
S&P 500      10,000       10,235        9,217       11,180       11,737       12,564       11,779       13,532

          3/31/2000    6/30/2000    9/30/2000   12/31/2000
          ---------    ---------    ---------   ----------
TIF          67,310       63,085       56,368       31,031
DJIA         12,436       11,941       12,223       12,427
NASDAQ       24,913       21,617       20,027       13,479
S&P 500      13,843       13,475       13,345       12,301

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Comm Equip               33.4%
Services                  1.4%
Semiconductors           30.7%
Networking                4.0%
Photonics                15.6%
Other Electronics         6.1%
Software                  9.2%

*Percentages do not total 100% due to timing differences between purchases and settlement of securities.

INVESTING in young technology companies in the very early stages of what we believe will be extended growth cycles, Technology Innovators Fund is our most aggressive and volatile general technology fund. At the tech stock market's March peak, Technology Innovators Fund was well ahead of the NASDAQ Composite and at mid-year 2000 posted a 26.15% return versus NASDAQ's 2.46% loss. However, the sharp sell-off in small cap tech stocks in second half 2000 punished the portfolio, and for full year 2000, The Fund's decline approximated the NASDAQ Composite's loss.

In market storms, investors tend to abandon the saplings and cleave to the mighty oaks. When technology stocks came under pressure in March and again in September, promising young tech companies were hit the hardest. When the current market storm abates, we believe technology stock up-and-comers that deliver on their growth potential will regain performance momentum and deliver exceptional long-term results.

After nearly doubling early in 2000, Finisar Corp. (FNSR) stock finished the year with a modest loss. Finisar is a leading supplier of transceivers and other components for fiber optic networks. The company sells to manufacturers of equipment used in Local Area Networks (LANs), Storage Area Networks (SANs) and cable television networks. Fiber optics technologies are essential to meeting the increasing bandwidth requirements of communications networks. We believe this should help produce strong revenue and profit growth for Finisar over the next several years.

DMC Stratex (STXN) stock was another portfolio "round tripper", closing the year modestly lower after more than doubling in the first quarter. Formerly called Digital Microwave Corporation (DMIC), DMC Stratex makes digital microwave radios used in wireless communications networks. Its customers include wireless communications services providers such as Bell South and Winstar, and leading network equipment manufacturers including Nortel, Motorola, and Siemens. In our opinon, growth in wireless communications from both expanding applications (accessing Internet services) and the build-out of wireless systems in developing nations such as China and India should drive demand for DMC Stratex's digital microwave radios and help propel revenues and profits.

Genesis Microchip (GNSS) designs integrated circuits that process digital video and graphic images on flat panel display (FPD) systems, including computer monitors and television screens. Flat panel display systems have already been coming down in price. Additional capacity that has come on stream this year should accelerate this process, and declining prices should spur demand. Over the coming years, we expect the market for flat panel display systems to grow exponentially. Genesis has superior technology, as evidenced by several major "design wins" this year, and is well positioned to ride the explosive growth we anticipate in the flat panel display market.


                                          2000 Annual Report to Shareholders  11

PERFORMANCE and Portfolio DISCUSSION

                            The Communications Fund

--------------------------------------------------------------------------------
In calendar year 2000, The Communications Fund declined 41.68%, versus 39.18% and 30.27% losses for the NASDAQ Composite and Lipper Science and Technology Fund Index, respectively. For the sixth months ended December 31, 2000, The Communications Fund declined 48.15%, as compared to 37.65% and 35.99% losses for NASDAQ and the Lipper peer group benchmark over the same time period.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

             9/30/1999   10/31/1999   11/30/1999   12/31/1999    1/31/2000    2/29/2000    3/31/2000    4/30/2000    5/31/2000
             ---------   ----------   ----------   ----------    ---------    ---------    ---------    ---------    ---------
TCF             10,000       10,630       11,330       14,650       16,580       21,940       20,300       16,080       14,300
DJIA            10,000       10,385       10,549       11,162       10,627        9,856       10,642       10,465       10,280
NASDAQ          10,000       10,804       12,153       14,828       14,359       17,117       16,668       14,074       12,400
S&P 500         10,000       10,633       10,849       11,488       10,911       10,705       11,752       11,398       11,164

             6/30/2000    7/31/2000    8/31/2000    9/30/2000   10/31/2000   11/30/2000   12/31/2000
             ---------    ---------    ---------    ---------   ----------   ----------   ----------
TCF             16,480       14,690       16,740       14,510       12,360        8,210        8,544
DJIA            10,219       10,298       11,001       10,461       10,782       10,259       10,635
NASDAQ          14,463       13,738       15,343       13,399       12,294        9,480        9,018
S&P 500         11,440       11,261       11,960       11,329       11,281       10,392       10,443

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Comm Equip               36.5%
Other Electronics         0.1%
Communications           24.8%
Software                  0.3%
Photonics                12.6%
Services                  6.9%
Semiconductors           12.1%
Networking                7.6%

*Percentages do not total 100% due to timing differences between purchases and settlement of securities.

COMMUNICATIONS was among the hardest hit market sectors this year. Intense price competition in legacy businesses such as long distance and local wireline services crimped communications companies' cash flows, forcing them to alter capital spending plans. Some of the communications technology firms we favor saw demand for their products weaken as communications service providers struggled to come up with the capital to complete new systems. We believe this is a temporary phenomenon. State-of-the-art communications systems providing faster, more reliable voice and data transmission are essential to communications service providers' futures. With the stakes so high, we believe communications companies will find the money needed to complete technologically advanced systems. This should reinvigorate communications technology companies providing the tools for the job.

CIENA Corp. (CIEN), one of the best performers among our Top 10 holdings, is an optical networking equipment company that pioneered Dense Wavelength Division Multiplexing (DWDM). CIENA's products are used to transport voice and data over high-capacity, high-speed fiber optic networks. Optical transport technology, which was once limited to long-haul "backbone" communications systems, is now being put to use in local metropolitan areas to satisfy the strong demand for Internet bandwidth. We believe growth in this market should produce strong revenue and earnings growth for CIENA in the years ahead.

Cabletron Systems (CS) stock did not fare well this year. After doubling at its peak, the stock gave back all its gains and then some, finishing the year with a substantial loss. However, we remain confident that our investment in Cabletron will pay off. One of the few remaining "pure plays" in data networking equipment--most of its competitors have been swallowed by giants such as Cisco, Nortel, and Lucent--Cabletron is splitting into four operating companies, which are expected to eventually become four separate publicly traded stocks. Management believes the sum of the parts will be given a higher valuation than the whole. We don't know if they are right, but we think all four businesses have excellent growth prospects that will reward Cabletron shareholders.


                                          2000 Annual Report to Shareholders  13

PERFORMANCE and Portfolio DISCUSSION

                              The e-Commerce Fund

--------------------------------------------------------------------------------
In calendar year 2000, The e-Commerce Fund declined 55.08%, versus a 39.18% loss for the NASDAQ Composite and a 30.27% loss for Lipper Science and Technology Fund Index, respectively. For the sixth months ended December 31, 2000, The e-Commerce Fund declined 53.96%, as compared to 37.65% and 35.99% losses for NASDAQ and the Lipper peer group benchmark over the same time period.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

             9/30/1999   10/31/1999   11/30/1999   12/31/1999    1/31/2000    2/29/2000    3/31/2000    4/30/2000    5/31/2000
             ---------   ----------   ----------   ----------    ---------    ---------    ---------    ---------    ---------
TEF             10,000       10,750       12,090       14,860       14,310       17,370       15,340       12,330       11,200
DJIA            10,000       10,385       10,549       11,162       10,627        9,856       10,642       10,465       10,280
NASDAQ          10,000       10,804       12,153       14,828       14,359       17,117       16,668       14,074       12,400
S&P 500         10,000       10,633       10,849       11,488       10,911       10,705       11,752       11,398       11,164

             6/30/2000    7/31/2000    8/31/2000    9/30/2000   10/31/2000   11/30/2000   12/31/2000
             ---------    ---------    ---------    ---------   ----------   ----------   ----------
TEF             14,500       12,210       13,690       12,220        9,720        6,450        6,675
DJIA            10,219       10,298       11,001       10,461       10,782       10,259       10,635
NASDAQ          14,463       13,738       15,343       13,399       12,294        9,480        9,018
S&P 500         11,440       11,261       11,960       11,329       11,281       10,392       10,443

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Software                 84.4%
Communications            0.2%
Services                 13.6%
Computers                 2.8%

*Percentages do not total 100% due to timing differences between purchases and settlement of securities.

THE ENTIRE e-COMMERCE SECTOR has been tainted by the collapse of the dot-coms. Dot-coms, however, are not a focus area for this fund. We invested almost exclusively in e-commerce technology stocks-companies developing technologies for building, improving, and servicing e-commerce systems. The profit potential for these companies is not based on the success of the dot-coms, but rather on corporate America further developing the e-commerce capabilities critical to growing revenues, cutting costs, and providing better customer service. Unfortunately, few investors seemed to recognize this.

In 1999, e-commerce investment took a back seat to Y2K capital spending. As it moved up in priority in corporate budgets, a rapidly decelerating economy began to pinch corporate cash flows. This may restrain e-commerce investment over the next several quarters. However, when the economy stabilizes, we believe spending on e-commerce systems will accelerate, fueling rapid growth for e-commerce technology companies.

BEA Systems, Inc. (BEAS), a leading provider of "middleware" for e-commerce systems, was one of the best performers among our Top 10 holdings this year. In our view, software that helps integrate e-commerce applications with existing mainframe-based databases will be in strong demand as corporate America goes on-line. BEA's software is used to bridge multiple computer applications, such as a customer database and a web server. The company's WebLogic and Tuxedo software is used by United Airlines, FedEx, The Gap, Amazon.com, and E*Trade.

VeriSign, Inc. (VRSN), a leading provider of transaction security systems for e-commerce, declined sharply this year. VeriSign's technology enables your Netscape or Microsoft browser to verify that the web site you are about to transact business on is secure. VeriSign licenses its technology on an annual basis to its customers, providing a steady, predictable revenue stream. The current difficulties of e-tailers may temporarily restrain demand for VeriSign's products. However, the company's technology is also essential to the security of private e-commerce networks, which are proliferating throughout corporate America. This is the business we believe will fuel VeriSign's growth going forward.

Websense, Inc. (WBSN) went public on March 28, 2000, just in time to get dragged down in the first leg of the technology stock market plunge. This stock has continued to struggle in the difficult market. The Internet is a productivity-enhancing tool. But, it can and will be used inappropriately by employees. Websense specializes in Employee Internet Management (EIM) software. This software allows corporate managers to monitor Internet usage by employees, block access to web sites, and set time periods when Internet access is available. We believe this will become a big business and Websense has a head start on the competition, having already signed up more than 200 Fortune 500 companies, including Boeing, Campbell Soup, Compaq Computer, Goodyear, IBM, and Procter & Gamble.


                                          2000 Annual Report to Shareholders  15

PERFORMANCE and Portfolio DISCUSSION

                             Global Technology Fund

--------------------------------------------------------------------------------
The Global Technology Fund commenced operations on September 29, 2000, at the very end of this summer's global tech stock rally and beginning of the sector's sharp retreat worldwide. Over its first three months of operation, the Fund declined 12.18%, versus the NASDAQ's 32.70% loss for the same time period. Obviously, our timing could have been better. However, we remain firm in our belief that investing in global technology players will be productive over the long term.
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

RELATIVE Performance

                 10/31/2000     11/30/2000    12/31/2000
                 ----------     ----------    ----------
GTF                   9,890          8,890         8,782
DJIA                 10,307          9,808        10,166
NASDAQ                9,175          7,076         6,730
S&P 500               9,958          9,173         9,218

[The following table was depicted as a pie chart in the printed material.]

HOLDINGS by SECTOR

Net Cash                 26.6%
Other Electronics         0.6%
Comm Equip               27.2%
Networking                2.1%
Photonics                10.9%
Semi Equip                3.5%
Semiconductors            9.2%
Communications            5.7%
Services                  7.3%
Software                  5.7%

TECHNOLOGY is a growth industry worldwide. Many of the world's most exciting technology companies and technological innovations originate outside the United States. Globally, technology companies come in many flavors. Some operate only domestically, while others have international or global operations. Many are listed on U.S. exchanges, but still more are only traded overseas. Our objective for the Global Technology Fund is to invest in what we believe are the most promising technology companies in the world.

Nortel Networks, Corp. (NT) is a global supplier of networking equipment and services to the communications industry. Nortel and its primary competitor, Lucent Technologies, currently control more than 50% of the global optical networking systems market. Less burdened by the poor performance of legacy businesses that have undermined Lucent's recent operating results, we believe Nortel is better positioned to continue to increase market share in the global optical networking equipment business.

Marconi (MONI) is one of the leaders in Dense Wavelength Division Multiplexing
(DWDM) technology, which multiplies the carrying capacity of each optical fiber strand by splitting light into dozens of separate wavelengths. Marconi is also providing a fiber optic network foundation for the core of the Internet for customers including Cable & Wireless, UUNET Technologies, Level 3 Communications, MCI/Worldcom, and Qwest. We believe the company is well positioned to benefit from the build-out of next generation communications networks.

Nippon Telegraph & Telephone Corp. (NTT), formerly the state-owned telecommunications company of Japan, is the largest telco in Japan and the second largest in the world. We believe it is fully committed to the development of state-of-the-art communications systems. This year, Nippon introduced a high-speed fiber optic Internet access trial service in Tokyo and Osaka. Nippon's publicly traded subsidiary NTT DoCoMo's "i-mode" service, which enables users to access Internet services such as mobile banking, news, stock updates, and ticket reservations via their cellular telephones, is already a big hit in Japan. Via its recent investment in AT&T Wireless, the company will be bringing i-mode to North America.

French-based Alcatel's (ALA) acquisition of Newbridge Networks, a Toronto based manufacturer of Wide Area Network (WAN) equipment, reflects this old-line company's commitment to new communications technologies. We believe Alcatel will continue to expand its product line internally and via acquisitions, and become a more significant participant in the rapidly growing data networking equipment market.


                                          2000 Annual Report to Shareholders  17

                         [PHOTO OF TECHNOLOGY EQUIPMENT]

Report of Independent Certified
Public Accountants

To the Shareholders and Board of Trustees
Firsthand Funds
San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds comprising, respectively, Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund, The Communications Fund, The e-Commerce Fund and Global Technology Fund, including the portfolios of investments as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 19, 2001


                                          2000 Annual Report to Shareholders  19

Portfolio of Investments - Technology Value Fund
December 31, 2000

                                 non-income producing        %                shares                   value
COMMON STOCK                                               99.8%                                  $3,023,966,127
   (Cost $3,976,253,333)                                --------------------------------------------------------

   COMMUNICATIONS                                           1.3%                                      39,814,050
                                                        --------------------------------------------------------
      AT&T Corp.                                                             2,252,400                38,994,675
      PSINet, Inc.                        *                                  1,140,000                   819,375

   COMMUNICATIONS EQUIPMENT                                11.1%                                     336,715,200
                                                        --------------------------------------------------------
      ADC Telecommunications, Inc.        *                                    968,000                17,545,000
      Alcatel SA -- ADR                                                        819,760                45,855,325
      Ceragon Networks, Ltd.              *                                    150,700                 1,817,819
      CIENA Corp.                         *                                  1,318,000               107,087,500
      DMC Stratex Networks, Inc. (1)      *                                  5,667,000                85,005,000
      Entrada Networks, Inc.              *                                     34,063                    59,609
      Harmonic, Inc.                      *                                  1,435,400                 8,163,837
      Lucent Technologies, Inc.                                              1,350,000                18,225,000
      Osicom Technologies, Inc.           *                                    136,250                 2,188,516
      P-Com, Inc. (1)                     *                                  7,627,500                23,359,219
      Tekelec, Inc.                       *                                    775,800                23,274,000
      Teledyne Technologies, Inc.         *                                    175,000                 4,134,375

   ELECTRONIC DESIGN AUTOMATION                             0.2%                                       7,864,523
                                                        --------------------------------------------------------
      Avant! Corp.                        *                                    429,462                 7,864,523

   MEDICAL                                                  3.5%                                     104,904,615
                                                        --------------------------------------------------------
      Amgen, Inc.                         *                                    143,400                 9,168,637
      Boston Scientific Corp.             *                                    146,800                 2,009,325
      Guidant Corp.                       *                                    511,129                27,569,020
      Immunex Corp.                       *                                    182,000                 7,393,750
      Johnson & Johnson                                                         15,020                 1,578,039
      MedicaLogic/Medscape, Inc.          *                                    289,900                   670,394
      Medtronic, Inc.                                                          418,906                25,291,450
      Merck & Co., Inc.                                                        312,000                29,211,000
      Novoste Corp.                       *                                     73,200                 2,013,000

   NETWORKING EQUIPMENT                                     4.3%                                     129,780,156
                                                        --------------------------------------------------------
      Brocade Communications
        Systems, Inc.                     *                                    100,000                 9,181,250
      Cabletron Systems, Inc.             *                                  7,149,800               107,693,862
      Elastic Networks, Inc.              *                                    542,500                 2,237,813
      McDATA Corp.-- B                    *                                    170,300                 9,323,925
      Packeteer, Inc.                     *                                    108,550                 1,343,306

   OTHER ELECTRONICS                                        3.2%                                      96,302,025
                                                        --------------------------------------------------------
      JNI Corp.                           *                                    522,800                11,861,025
      PerkinElmer, Inc.                                                        804,200                84,441,000

   PERIPHERALS                                              1.5%                                      44,329,688
                                                        --------------------------------------------------------
      Read-Rite Corp. (1)                 *                                  4,950,000                19,954,688
      Western Digital Corp. (1)           *                                 10,000,000                24,375,000

   PHOTONICS                                               11.9%                                     359,845,182
                                                        --------------------------------------------------------
      Corning, Inc.                                                          3,050,000               161,078,125
      Finisar Corp.                       *                                  1,500,000                43,500,000


20  Firsthand                     See Accompanying Notes to Financial Statements

Portfolio of Investments - Technology Value Fund
December 31, 2000

     ... continued ...           non-income producing        %                shares                   value
      Furukawa Electric Co., Ltd.                                            6,531,400             $ 113,979,557
      Methode Electronics, Inc.-- A (1)                                      1,800,000                41,287,500

   SEMICONDUCTOR CAPITAL EQUIPMENT                          4.0%                                     120,235,125
                                                        --------------------------------------------------------
      Asyst Technologies, Inc.            *                                    798,000                10,723,125
      Silicon Valley Group, Inc. (1)      *                                  2,786,100                80,100,375
      Veeco Instruments, Inc.             *                                    733,000                29,411,625

   SEMICONDUCTORS                                          34.5%                                   1,044,610,266
                                                        --------------------------------------------------------
      Applied Micro Circuits Corp.        *                                  3,677,600               275,992,388
      Broadcom Corp.-- A (2)              *                                      9,325                   783,316
      Celeritek, Inc.                     *                                    522,200                19,908,875
      Genesis Microchip, Inc.             *                                     97,500                   901,875
      GlobeSpan, Inc.                     *                                    878,500                24,158,750
      NETsilicon, Inc. (1)                *                                    603,800                 2,245,381
      PMC-Sierra, Inc.                    *                                  1,417,600               111,458,800
      TranSwitch Corp. (1)                *                                  4,593,000               179,701,125
      TriQuint Semiconductor, Inc. (1)    *                                  6,090,400               266,074,350
      Vitesse Semiconductor Corp.         *                                  2,705,300               149,636,906
      Zoran Corp. (1)                     *                                    887,000                13,748,500

   SERVICES                                                 1.8%                                      56,002,281
                                                        --------------------------------------------------------
      Genuity, Inc.-- A                   *                                  8,456,100                42,809,006
      Globix Corp. (1)                    *                                  2,257,700                 6,208,675
      NaviSite, Inc.                      *                                  2,500,000                 5,859,375
      TeleCommunication Systems,
         Inc.-- A                         *                                    333,400                 1,125,225

   SOFTWARE                                                22.5%                                     683,563,016
                                                        --------------------------------------------------------
      Concord Communications, Inc. (1)    *                                  1,269,000                11,103,750
      i2 Technologies, Inc.               *                                    148,000                 8,047,500
      Legato Systems, Inc. (1)            *                                  5,981,000                44,483,688
      Micromuse, Inc.                     *                                  1,198,200                72,322,603
      PeopleSoft, Inc.                    *                                  6,346,800               236,021,625
      Pervasive Software, Inc.            *                                    331,500                   372,938
      VERITAS Software Corp.              *                                  1,350,104               118,134,100
      Visual Networks, Inc.               *                                  1,428,300                 4,641,975
      Wind River Systems, Inc. (1)        *                                  5,521,900               188,434,837

CASH EQUIVALENTS                                            0.1%                                       5,090,405
   (Cost $5,090,405)                                    --------------------------------------------------------
      SSgA Prime Money Market Portfolio                                      5,090,405                 5,090,405

TOTAL INVESTMENT SECURITIES                                99.9%                                   3,029,056,532
   (Cost $3,981,343,738)                                --------------------------------------------------------

OTHER ASSETS IN EXCESS OF LIABILITIES                       0.1%                                       1,712,750
                                                        --------------------------------------------------------

NET ASSETS                                                100.0%                                  $3,030,769,282
                                                        ========================================================

(1) Denotes affiliated issuers.
(2) Restricted security.
ADR American Depositary Receipts

See Accompanying Notes to Financial Statements


                                          2000 Annual Report to Shareholders  21

Portfolio of Investments - Technology Leaders Fund
December 31, 2000

                                 non-income producing        %                shares                   value
COMMON STOCK                                               96.1%                                    $496,926,741
   (Cost $544,774,246)                                  --------------------------------------------------------

   COMMUNICATIONS EQUIPMENT                                18.1%                                      93,709,550
                                                        --------------------------------------------------------
      Nokia Corp.-- ADR                                                        400,000                17,400,000
      Nortel Networks Corp.                                                    723,600                23,200,425
      QUALCOMM, Inc.                      *                                    416,400                34,222,875
      Scientific-Atlanta, Inc.                                                 580,000                18,886,250

   COMPUTERS                                                7.6%                                      39,442,500
                                                        --------------------------------------------------------
      International Business
        Machines Corp.                                                         182,000                15,470,000
      Sun Microsystems, Inc.              *                                    860,000                23,972,500

   INTERNET                                                 1.6%                                       8,352,000
                                                        --------------------------------------------------------
      America Online, Inc.                *                                    240,000                 8,352,000

   NETWORKING EQUIPMENT                                     4.0%                                      20,655,000
                                                        --------------------------------------------------------
      Cisco Systems, Inc.                 *                                    540,000                20,655,000

   OTHER ELECTRONICS                                        6.1%                                      31,303,641
                                                        --------------------------------------------------------
      Agilent Technologies, Inc.          *                                    571,756                31,303,641

   PERIPHERALS                                              2.6%                                      13,300,000
                                                        --------------------------------------------------------
      EMC Corp.                           *                                    200,000                13,300,000

   PHOTONICS                                                6.2%                                      32,226,188
                                                        --------------------------------------------------------
      Corning, Inc.                                                            610,200                32,226,188

   SEMICONDUCTOR CAPITAL EQUIPMENT                          7.4%                                      38,407,937
                                                        --------------------------------------------------------
      Applied Materials, Inc.             *                                    265,000                10,119,687
      KLA-Tencor Corp.                    *                                    508,000                17,113,250
      Teradyne, Inc.                      *                                    300,000                11,175,000

   SEMICONDUCTORS                                          19.5%                                     100,734,500
                                                        --------------------------------------------------------
      Altera Corp.                        *                                    440,000                11,577,500
      Broadcom Corp.-- A                  *                                     15,000                 1,260,000
      PMC-Sierra, Inc.                    *                                    250,000                19,656,250
      Texas Instruments, Inc.                                                  139,000                 6,585,125
      Vitesse Semiconductor Corp.         *                                    852,000                47,126,250
      Xilinx, Inc.                        *                                    315,000                14,529,375

   SERVICES                                                 2.7%                                      13,964,063
                                                        --------------------------------------------------------
      Amkor Technology, Inc.              *                                    900,000                13,964,063

   SOFTWARE                                                20.3%                                     104,831,362
                                                        --------------------------------------------------------
      BEA Systems, Inc.                   *                                    387,200                26,063,400
      Oracle Corp.                        *                                  1,170,000                34,003,125
      Siebel Systems, Inc.                *                                    251,700                17,021,212
      Wind River Systems, Inc.            *                                    813,000                27,743,625


22  Firsthand                     See Accompanying Notes to Financial Statements

Portfolio of Investments - Technology Leaders Fund
December 31, 2000

     ... continued ...           non-income producing        %               shares/
                                                                        principal amount               value
CASH EQUIVALENTS                                            4.2%                                    $ 21,943,699
   (Cost $21,943,699)                                   --------------------------------------------------------
      SSgA Prime Money Market Portfolio                                     21,669,125                21,669,125
      State Street Bank and Trust
      Company Repurchase Agreement,
      5.500% dated 12/29/2000, to be
      repurchased at $274,742 on
      01/02/2001, collateralized by
      $195,000 U.S. Treasury Bond,
      12.000% maturing 08/15/2013
      (value $283,969)                                                         274,574                   274,574

TOTAL INVESTMENT SECURITIES                               100.3%                                     518,870,440
   (Cost $566,717,945)                                  --------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.3%)                                     (1,639,087)
                                                        --------------------------------------------------------

NET ASSETS                                                100.0%                                    $517,231,353
                                                        ========================================================

ADR American Depositary Receipts

See Accompanying Notes to Financial Statements


                                          2000 Annual Report to Shareholders  23

Portfolio of Investments - Technology Innovators Fund
December 31, 2000

                                 non-income producing        %                shares                   value
COMMON STOCK                                               99.8%                                    $299,942,406
   (Cost $466,184,977)                                  --------------------------------------------------------

   COMMUNICATIONS EQUIPMENT                                33.4%                                     100,464,706
                                                        --------------------------------------------------------
      Adaptive Broadband Corp.            *                                    130,000                   796,250
      Advanced Fibre
        Communications, Inc.              *                                    180,000                 3,251,250
      Advanced Switching
        Communications, Inc.              *                                    131,600                   641,550
      Airnet Communications Corp.         *                                    125,000                   843,750
      CIENA Corp.                         *                                    223,800                18,183,750
      DMC Stratex Networks, Inc.          *                                  1,136,000                17,040,000
      Endwave Corp.                       *                                    315,300                   985,312
      Entrada Networks, Inc.              *                                     55,000                    96,250
      NHC Communications, Inc. (1)        *                                  1,113,100                 7,975,622
      ONI Systems Corp.                   *                                      5,000                   197,813
      Osicom Technologies, Inc.           *                                    201,400                 3,234,987
      SpectraLink Corp.                   *                                    599,950                 8,661,778
      Tekelec, Inc.                       *                                    291,900                 8,757,000
      Teledyne Technologies, Inc.         *                                  1,261,350                29,799,394

   NETWORKING EQUIPMENT                                     3.6%                                      10,692,856
                                                        --------------------------------------------------------
      Extreme Networks                    *                                      2,000                    78,250
      F5 Networks, Inc.                   *                                     35,000                   332,500
      McDATA Corp.-- B                    *                                     31,600                 1,730,100
      Packeteer, Inc.                     *                                     88,750                 1,098,281
      Sycamore Networks, Inc.             *                                    200,100                 7,453,725

   OTHER ELECTRONICS                                        6.1%                                      18,309,471
                                                        --------------------------------------------------------
      Centerpoint Broadband
         Technology, Inc. (2)             *                                     27,092                   292,052
      Cree Research, Inc.                 *                                    380,200                13,508,981
      Tripath Technology, Inc.            *                                    315,000                 4,508,438

   PHOTONICS                                               15.6%                                      46,864,011
                                                        --------------------------------------------------------
      Avici Systems, Inc.                 *                                     10,800                   265,950
      Cielo Communications, Inc. (2)      *                                    842,857                 1,475,000
      Corvis Corp.                        *                                     85,400                 2,033,588
      EXFO Electro-Optical
        Engineering, Inc.                 *                                     17,000                   444,125
      Finisar Corp.                       *                                    700,000                20,300,000
      Furukawa Electric Co., Ltd.                                              500,000                 8,725,507
      LuxN, Inc. (2)                      *                                    336,544                 4,812,579
      Micro Photonix
        Integration Corp. (2)             *                                    348,360                 2,200,000
      Oplink Communications, Inc.         *                                    365,800                 6,607,262

   SEMICONDUCTORS                                          30.5%                                      91,741,093
                                                        --------------------------------------------------------
      Applied Micro Circuits Corp.        *                                    186,000                13,958,719
      Genesis Microchip, Inc. (1)         *                                  1,250,200                11,564,350
      GlobeSpan, Inc. (2)                 *                                    490,000                13,475,006
      NETsilicon, Inc. (1)                *                                    600,000                 2,231,250
      O2 Micro International Ltd.         *                                     10,000                    75,000
      OmniVision Technologies, Inc.       *                                    156,100                   507,325
      Ramtron International Corp.         *                                     55,000                   240,625
      Silicon Image, Inc.                 *                                    546,800                 2,973,225
      TranSwitch Corp.                    *                                    554,300                21,686,987
      TriQuint Semiconductor, Inc.        *                                    406,100                17,741,494
      V3 Semiconductors, Inc.             *                                     49,200                   121,462
      Zoran Corp.                         *                                    462,300                 7,165,650


24  Firsthand                     See Accompanying Notes to Financial Statements

Portfolio of Investments - Technology Innovators Fund
December 31, 2000

     ... continued ...           non-income producing        %                shares/
                                                                          principal amount             value
   SERVICES                                                 1.4%                                    $  4,183,950
                                                        --------------------------------------------------------
      Globix Corp.                        *                                    699,000                 1,922,250
      NaviSite, Inc.                      *                                    876,000                 2,053,125
      TeleCommunication
        Systems, Inc.-- A                 *                                     61,800                   208,575

   SOFTWARE                                                 9.2%                                      27,686,319
                                                        --------------------------------------------------------
      Calico Commerce, Inc.               *                                    160,000                   155,000
      Concord Communications, Inc.        *                                    584,500                 5,114,375
      Internet Pictures Corp.             *                                    250,000                   242,188
      Intraware, Inc.                     *                                     15,000                    22,031
      Legato Systems, Inc.                *                                    471,400                 3,506,037
      Loudeye Technologies, Inc.          *                                    105,000                   124,688
      Nuance Communications, Inc.         *                                    150,000                 6,468,750
      Numerical Technologies, Inc.        *                                    600,000                10,837,500
      Pervasive Software, Inc.            *                                    428,500                   482,063
      Visual Networks, Inc.               *                                    225,750                   733,687

CONVERTIBLE BONDS                                           0.6%                                       1,834,970
      (Cost $1,641,000)                                 --------------------------------------------------------

   NETWORKING EQUIPMENT                                     0.4%                                       1,334,970
                                                        --------------------------------------------------------
      Cyras Systems, Inc. 4.50%
        08/15/2005 (2)                                                       1,141,000                 1,334,970

   SEMICONDUCTORS                                           0.2%                                         500,000
                                                        --------------------------------------------------------
      Clarisay, Inc. 5.94% 01/19/2001 (2)                                      500,000                   500,000

TOTAL INVESTMENT SECURITIES                               100.4%                                     301,777,376
      (Cost $467,825,977)                               --------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.4%)                                     (1,338,848)
                                                        --------------------------------------------------------

NET ASSETS                                                100.0%                                    $300,438,528
                                                        ========================================================

(1) Denotes affiliated issuers.
(2) Restricted security.

See Accompanying Notes to Financial Statements


                                          2000 Annual Report to Shareholders  25

Portfolio of Investments - The Communications Fund
December 31, 2000

                                 non-income producing        %                shares                   value
COMMON STOCK                                              100.5%                                    $262,412,639
   (Cost $543,401,950)                                  --------------------------------------------------------

   COMMUNICATIONS                                          24.8%                                      64,709,250
                                                        --------------------------------------------------------
      360networks, Inc.                   *                                  1,199,300                15,291,075
      Crosswave Communications,
        Inc.-- ADR                        *                                    115,000                   927,188
      Global Crossing, Ltd.               *                                    370,000                 5,295,625
      Inet Technologies, Inc.             *                                    180,000                 7,290,000
      Intermedia Communications, Inc.     *                                    200,000                 1,437,500
      Level 3 Communications, Inc.        *                                    204,600                 6,713,437
      Metromedia Fiber Network, Inc.-- A  *                                    231,200                 2,340,900
      Montana Power Co.                                                        135,700                 2,815,775
      PSINet, Inc.                        *                                    200,000                   143,750
      Qwest Communications
        International, Inc.               *                                    300,000                12,300,000
      RCN Corp.                           *                                    160,000                 1,010,000
      Teligent, Inc.-- A                  *                                    426,000                   825,375
      Williams Communications, Inc.       *                                    328,000                 3,854,000
      Winstar Communications, Inc.        *                                    382,000                 4,464,625

   COMMUNICATIONS EQUIPMENT                                36.5%                                      95,181,993
                                                        --------------------------------------------------------
      Adaptive Broadband Corp.            *                                    254,000                 1,555,750
      Advanced Fibre
        Communications, Inc.              *                                    320,000                 5,780,000
      Advanced Switching
        Communications, Inc.              *                                     94,400                   460,200
      Airnet Communications Corp.         *                                    125,000                   843,750
      BreezeCOM, Ltd.                     *                                     49,500                   708,469
      Ceragon Networks, Ltd.              *                                     86,200                 1,039,788
      CIENA Corp.                         *                                    162,300                13,186,875
      CoSine Communications, Inc.         *                                     11,000                   152,625
      DMC Stratex Networks, Inc.          *                                    634,600                 9,519,000
      Endwave Corp.                       *                                    253,400                   791,875
      Entrada Networks, Inc.              *                                     86,625                   151,594
      NHC Communications, Inc.            *                                    721,000                 5,166,133
      Nortel Networks Corp.                                                    140,000                 4,488,750
      ONI Systems Corp.                   *                                      5,000                   197,813
      Osicom Technologies, Inc.                                                339,300                 5,450,006
      P-Com, Inc.                         *                                  2,904,000                 8,893,500
      Peco II, Inc.                       *                                     13,000                   336,375
      REMEC, Inc.                         *                                    339,600                 3,268,650
      SpectraLink Corp.                   *                                    545,450                 7,874,934
      Tekelec, Inc.                       *                                    100,000                 3,000,000
      Teledyne Technologies, Inc.         *                                    738,250                17,441,156
      UTStarcom, Inc.                     *                                    314,500                 4,874,750

   NETWORKING EQUIPMENT                                     7.2%                                      18,872,200
                                                        --------------------------------------------------------
      Cabletron Systems, Inc.             *                                    591,000                 8,901,937
      Elastic Networks, Inc.              *                                     58,500                   241,313
      Hybrid Networks, Inc.               *                                    351,200                 2,743,750
      McDATA Corp.-- B                    *                                     24,100                 1,319,475
      Sycamore Networks, Inc.             *                                    152,100                 5,665,725

   OTHER ELECTRONICS                                        0.1%                                         207,946
                                                        --------------------------------------------------------
      Centerpoint Broadband
        Technology, Inc. (2)              *                                     19,290                   207,946


26  Firsthand                     See Accompanying Notes to Financial Statements

Portfolio of Investments - The Communications Fund
December 31, 2000

     ... continued ...           non-income producing        %                shares/
                                                                          principal amount             value
   PHOTONICS                                               12.6%                                    $ 32,944,772
                                                        --------------------------------------------------------
      Avanex Corp.                        *                                      1,500                    89,344
      Avici Systems, Inc.                 *                                      8,200                   201,925
      Corvis Corp.                        *                                     64,800                 1,543,050
      Finisar Corp.                       *                                    236,200                 6,849,800
      Furukawa Electric Co., Ltd.                                              608,400                10,617,197
      LuxN, Inc. (2)                      *                                    362,757                 5,187,425
      Micro Photonix
        Integration Corp. (2)             *                                    285,022                 1,800,000
      Oplink Communications, Inc.         *                                    368,500                 6,656,031

   SEMICONDUCTORS                                          12.1%                                      31,686,337
                                                        --------------------------------------------------------
      NETsilicon, Inc.                    *                                     57,400                   213,456
      PMC-Sierra, Inc.                    *                                     50,000                 3,931,250
      TriQuint Semiconductor, Inc.        *                                    313,900                13,713,506
      Vitesse Semiconductor Corp.         *                                    250,000                13,828,125

   SERVICES                                                 6.9%                                      18,057,078
                                                        --------------------------------------------------------
      Exodus Communications, Inc.         *                                    200,000                 4,000,000
      Genuity, Inc.-- A                   *                                  1,543,900                 7,815,994
      Globix Corp.                        *                                  1,049,000                 2,884,750
      Interliant, Inc.                    *                                    695,600                 2,217,225
      NaviSite, Inc.                      *                                    416,900                   977,109
      TeleCommunication
        Systems, Inc.-- A                 *                                     48,000                   162,000

   SOFTWARE                                                 0.3%                                         753,063
                                                        --------------------------------------------------------
      Caldera Systems, Inc.               *                                     10,000                    19,375
      Visual Networks, Inc.               *                                    225,750                   733,688

CONVERTIBLE BONDS                                           0.4%                                       1,005,030
   (Cost $859,000)                                      --------------------------------------------------------

   NETWORKING EQUIPMENT                                     0.4%                                       1,005,030
                                                        --------------------------------------------------------
      Cyras Systems, Inc.
        4.50% 08/15/2005 (2)                                                   859,000                 1,005,030

CASH EQUIVALENTS                                            0.3%                                         942,237
   (Cost $942,237)                                      --------------------------------------------------------
      SSgA Prime Money Market Portfolio                                        942,237                   942,237

TOTAL INVESTMENT SECURITIES                               101.2%                                     264,359,906
   (Cost $545,203,187)                                  --------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                      (1.2%)                                     (3,200,909)
                                                        --------------------------------------------------------

NET ASSETS                                                100.0%                                    $261,158,997
                                                        ========================================================

(2) Restricted security.
ADR American Depositary Receipts

See Accompanying Notes to Financial Statements


                                          2000 Annual Report to Shareholders  27

Portfolio of Investments - The e-Commerce Fund
December 31, 2000

                                 non-income producing       %                  shares                  value
COMMON STOCK                                              101.0%                                    $218,707,972
   (Cost $469,921,675)                                  --------------------------------------------------------


COMMUNICATIONS                                              0.2%                                         402,500
                                                        --------------------------------------------------------
   PSINet, Inc.                           *                                    560,000                   402,500

COMPUTERS                                                   2.8%                                       6,077,500
                                                        --------------------------------------------------------
   International Business Machines Corp.                                        71,500                 6,077,500

SERVICES                                                   13.6%                                      29,378,416
                                                        --------------------------------------------------------
   Cysive, Inc.                           *                                    334,400                 1,379,400
   Digex, Inc.-- A                        *                                    270,400                 6,084,000
   ePlus, Inc. (1)                        *                                    726,100                 8,259,387
   Exodus Communications, Inc.            *                                    340,000                 6,800,000
   Globix Corp.                           *                                  1,011,000                 2,780,250
   Interliant, Inc.                       *                                    959,800                 3,059,363
   NaviSite, Inc.                         *                                    433,500                 1,016,016

SOFTWARE                                                   84.4%                                     182,849,556
                                                        --------------------------------------------------------
   Accrue Software, Inc.                  *                                    360,000                   900,000
   Agile Software Corp.                   *                                    190,200                 9,391,125
   Ariba, Inc.                            *                                     66,800                 3,582,150
   BEA Systems, Inc.                      *                                    375,000                25,242,187
   Calico Commerce, Inc.                  *                                    501,000                   485,344
   E.piphany, Inc.                        *                                    153,100                 8,257,831
   FirePond, Inc.                         *                                    170,000                 1,604,375
   i2 Technologies, Inc.                  *                                    200,000                10,875,000
   iManage, Inc.                          *                                    124,000                   565,750
   Integrated Information Systems, Inc.   *                                     11,000                     7,219
   InterWorld Corp.                       *                                    120,000                    60,000
   Interwoven, Inc.                       *                                    254,800                16,800,875
   Intraware, Inc.                        *                                     50,000                    73,438
   Kana Communications, Inc.              *                                    236,750                 2,722,625
   Macromedia, Inc.                       *                                    380,000                23,085,000
   Oracle Corp.                           *                                    477,600                13,880,250
   PeopleSoft, Inc.                       *                                    240,000                 8,925,000
   Pervasive Software, Inc. (1)           *                                  1,417,500                 1,594,688
   Siebel Systems, Inc.                   *                                    132,500                 8,960,312
   VeriSign, Inc.                         *                                    201,400                14,941,362
   Vignette Corp.                         *                                    387,900                 6,982,200
   Vitria Technology, Inc.                *                                    393,300                 3,048,075
   webMethods, Inc.                       *                                     52,000                 4,624,750
   Websense, Inc. (1)                     *                                  1,120,000                16,240,000

CASH EQUIVALENTS                                            0.5%                                       1,035,448
                                                        --------------------------------------------------------
   (Cost $1,035,448)
      SSgA Prime Money Market Portfolio                                      1,035,448                 1,035,448

TOTAL INVESTMENT SECURITIES                               101.5%                                     219,743,420
                                                        --------------------------------------------------------
   (Cost $470,957,123)

LIABILITIES IN EXCESS OF OTHER ASSETS                      (1.5%)                                     (3,197,122)
                                                        --------------------------------------------------------


NET ASSETS                                                100.0%                                    $216,546,298
                                                        ========================================================

(1) Denotes affiliated issuers.


28  Firsthand                     See Accompanying Notes to Financial Statements

Portfolio of Investments - Global Technology Fund
December 31, 2000

                                          non-income producing     %                          shares         value
COMMON STOCK                                                     73.4%                                   $   91,992,795
                                                              ---------------------------------------------------------
   (Cost $110,359,987)

COMMUNICATIONS                                                    5.7%                                        7,125,800
                                                              ---------------------------------------------------------
   360networks, Inc.                               *                                          154,900         1,974,975
   Crosswave Communications, Inc.-- ADR            *                                          191,800         1,546,388
   Nippon Telegraph and Telephone Corp.-- ADR                                                 101,000         3,604,437

COMMUNICATIONS EQUIPMENT                                         27.2%                                       34,137,135
                                                              ---------------------------------------------------------
   Alcatel SA-- ADR                                                                            65,600         3,669,500
   BreezeCOM, Ltd.                                 *                                          184,300         2,637,794
   Ceragon Networks, Ltd.                          *                                          446,400         5,384,700
   Marconi Corp.-- ADS                                                                        196,701         4,044,664
   NHC Communications, Inc.                        *                                          337,300         2,416,833
   Nokia Corp.-- ADR                                                                          111,300         4,841,550
   Nortel Networks Corp.                                                                      131,100         4,203,394
   Research In Motion, Ltd.                        *                                           41,900         3,352,000
   UTStarcom, Inc.                                 *                                          231,400         3,586,700

NETWORKING EQUIPMENT                                              2.1%                                        2,695,312
                                                              ---------------------------------------------------------
   Hybrid Networks, Inc.                           *                                          345,000         2,695,312

OTHER ELECTRONICS                                                 0.6%                                          760,031
                                                              ---------------------------------------------------------
   JNI Corp.                                       *                                           33,500           760,031

PHOTONICS                                                        10.9%                                       13,626,106
                                                              ---------------------------------------------------------
   EXFO Electro-Optical Engineering, Inc.          *                                          109,200         2,852,850
   Furukawa Electric Co., Ltd.                                                                172,000         3,001,575
   JDS Uniphase Corp.                              *                                           74,900         3,122,394
   Oplink Communications, Inc.                     *                                          257,400         4,649,287

SEMICONDUCTOR CAPITAL EQUIPMENT                                   3.5%                                        4,358,500
                                                              ---------------------------------------------------------
   Silicon Valley Group, Inc.                      *                                          151,600         4,358,500

SEMICONDUCTORS                                                    9.2%                                       11,518,831
                                                              ---------------------------------------------------------
   O2 Micro International Ltd.                     *                                           78,600           589,500
   PMC-Sierra, Inc.                                *                                          102,500         8,059,062
   TriQuint Semiconductor, Inc.                    *                                           65,700         2,870,269

SERVICES                                                          7.3%                                        9,130,430
                                                              ---------------------------------------------------------
   Amkor Technology, Inc.                          *                                          312,300         4,845,530
   Taiwan Semiconductor Manufacturing Co.-- ADR    *                                          248,400         4,284,900

SOFTWARE                                                          6.9%                                        8,640,650
                                                              ---------------------------------------------------------
   Business Objects SA-- ADR                       *                                           75,700         4,286,513
   Check Point Software Technologies, Ltd.         *                                           32,600         4,354,137


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  29

Portfolio of Investments - Global Technology Fund
December 31, 2000

                                                                                          shares/
 ... continued ...                                    non-income producing     %        principal amount        value
CASH EQUIVALENTS                                                            46.0%                         $   57,631,771
                                                                         -----------------------------------------------
    (Cost $57,631,771)
      SSgA Prime Money Market Portfolio                                                    5,052,281           5,052,281
      State Street Bank and Trust Company Repurchase
        Agreement, 5.500% dated 12/29/2000, to be
        repurchased at $4,868,987 on 01/02/2001,
        collateralized by $4,555,000 U.S. Treasury Note,
        6.875% maturing 05/15/2006 (value $4,963,870)                                      4,866,013           4,866,013
      United States Treasury Bill 3.40% 01/04/2001                                        47,727,000          47,713,477

TOTAL INVESTMENT SECURITIES                                                 119.4%                           149,624,566
    (Cost $167,991,758)                                                  -----------------------------------------------

LIABILITIES IN EXCESS OF OTHER ASSETS                                       (19.4%)                          (24,334,559)
                                                                         -----------------------------------------------

NET ASSETS                                                                  100.0%                        $  125,290,007
                                                                         ===============================================

ADR American Depositary Receipts
ADS American Depositary Shares


30  Firsthand                     See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities
December 31, 2000

                                    TECHNOLOGY     TECHNOLOGY     TECHNOLOGY              THE            THE        GLOBAL
                                         VALUE        LEADERS     INNOVATORS   COMMUNICATIONS     e-COMMERCE    TECHNOLOGY
                                          FUND           FUND           FUND             FUND           FUND          FUND
===========================================================================================================================
ASSETS
Investment securities:
   At acquisition cost          $3,981,343,738   $566,717,945   $467,825,977     $545,203,187   $470,957,123   $167,991,758
                                ===========================================================================================
   At market value (Note 2)     $3,029,056,532   $518,870,440   $301,777,376     $264,359,906   $219,743,420   $149,624,566
Cash                                   228,991          7,021             --            1,023        512,703             --
Receivable for capital
   shares sold                      21,824,186      3,455,113        563,692          825,788        630,907        700,222
Receivable for securities sold       5,328,722             --      2,513,063               --      3,120,216
Receivable due from other
   custodian (Note 3)                    8,495             --             --               --             --             --
Receivables from dividends
   and interest                        376,310         11,764        105,369           15,106            556         15,636
Deferred trustee compensation
   (Note 5)                             15,559         15,559         15,559           15,559         15,559          1,859
                                -------------------------------------------------------------------------------------------
   TOTAL ASSETS                  3,056,838,795    522,359,897    304,975,059      265,217,382    224,023,361    150,342,283
                                -------------------------------------------------------------------------------------------

LIABILITIES
Payable for capital shares
   redeemed                         21,083,401      4,198,644      3,598,854        3,351,077      4,301,135        283,889
Payable for securities
   purchased                                --             --             --          221,100      2,757,185     24,480,706
Payable to affiliates (Note 4)       4,970,553        914,341        541,321          470,649        403,184        213,283
Payable for trustee
   compensation                         15,559         15,559         15,559           15,559         15,559          1,859
Payable to custodian                        --             --        380,797               --             --         72,539
                                -------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                26,069,513      5,128,544      4,536,531        4,058,385      7,477,063     25,052,276
                                -------------------------------------------------------------------------------------------

NET ASSETS                      $3,030,769,282   $517,231,353   $300,438,528     $261,158,997   $216,546,298   $125,290,007
                                ===========================================================================================

Net assets consist of:
Paid-in capital                 $3,983,578,832   $602,523,382   $508,744,792     $549,684,624   $507,134,264   $143,653,477
Accumulated net investment
   income (loss)                        (9,470)            --         (1,618)              --             --          3,722
Accumulated net realized
   losses from security
   transactions                       (512,874)   (37,444,524)   (42,256,045)      (7,682,346)   (39,374,263)            --
Net unrealized depreciation
   on investments                 (952,287,206)   (47,847,505)  (166,048,601)    (280,843,281)  (251,213,703)   (18,367,192)
                                -------------------------------------------------------------------------------------------

NET ASSETS                      $3,030,769,282   $517,231,353   $300,438,528     $261,158,997   $216,546,298   $125,290,007
                                ===========================================================================================

Shares of beneficial interest
   outstanding (unlimited
   number of shares
   authorized, no par value)        40,774,832     15,282,902     12,989,090       30,795,002     32,665,485     14,325,851
                                ===========================================================================================

Net asset value, redemption
   price and offering price
   per share (Note 2)           $        74.33   $      33.84   $      23.13     $       8.48   $       6.63   $       8.75
                                ===========================================================================================


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  31

Statements of Operations
For the Year Ended December 31, 2000 (A)

                                    TECHNOLOGY     TECHNOLOGY     TECHNOLOGY              THE            THE         GLOBAL
                                         VALUE        LEADERS     INNOVATORS   COMMUNICATIONS     e-COMMERCE     TECHNOLOGY
                                          FUND           FUND           FUND             FUND           FUND           FUND
===========================================================================================================================
INVESTMENT INCOME
Interest                       $    14,733,539  $   2,180,654  $   2,543,910    $   2,173,730  $   2,219,297  $   1,121,518
Dividends *                          4,028,235      1,145,934         52,039          346,462         50,495         12,782
Other Income (Note 2)                  453,362             --        265,054               --             --             --
                               --------------------------------------------------------------------------------------------
   TOTAL INVESTMENT
      INCOME                        19,215,136      3,326,588      2,861,003        2,520,192      2,269,792      1,134,300
                               --------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees
   (Note 4)                         54,050,823     10,772,571     11,019,667        7,907,112      7,042,198        471,789
Administrative fees
   (Note 4)                         11,660,160      2,860,144      2,900,273        2,165,309      1,960,038        141,537
                               --------------------------------------------------------------------------------------------
   TOTAL EXPENSES                   65,710,983     13,632,715     13,919,940       10,072,421      9,002,236        613,326
                               --------------------------------------------------------------------------------------------

NET INVESTMENT
   INCOME (LOSS)                   (46,495,847)   (10,306,127)   (11,058,937)      (7,552,229)    (6,732,444)       520,974
                               --------------------------------------------------------------------------------------------

REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Net realized gains (losses)
   from security
   transactions                    442,813,389    (37,423,324)    93,392,278        3,058,969    (32,974,416)            --
Net change in unrealized
   depreciation on investments  (1,449,976,800)  (197,971,370)  (348,777,772)    (313,538,819)  (302,828,138)   (18,367,192)
                               --------------------------------------------------------------------------------------------

NET REALIZED AND
   UNREALIZED LOSSES
   ON INVESTMENTS               (1,007,163,411)  (235,394,694)  (255,385,494)    (310,479,850)  (335,802,554)   (18,367,192)
                               ============================================================================================

NET DECREASE IN
   NET ASSETS FROM
   OPERATIONS                  $(1,053,659,258)  (245,700,821) $(266,444,431)   $(318,032,079) $(342,534,998)  $(17,846,218)
                               ============================================================================================

*Net of foreign tax
   withholding:                $        65,016  $       2,035  $       9,145    $       7,287  $          --   $      1,557
                               ============================================================================================

(A) Except for the Global Technology Fund, which represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.


32  Firsthand                     See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2000 and December 31, 1999

                                                          TECHNOLOGY VALUE FUND                TECHNOLOGY LEADERS FUND
                                                               Year               Year               Year               Year
                                                              Ended              Ended              Ended              Ended
                                                           12/31/00           12/31/99           12/31/00           12/31/99
============================================================================================================================
FROM OPERATIONS:
Net investment loss                                 $   (46,495,847)   $    (5,295,182)   $   (10,306,127)   $    (1,505,118)
Net realized gains (losses) from security
   transactions                                         442,813,389         41,940,680        (37,423,324)         3,962,276
Net change in unrealized appreciation
   (depreciation) on investments                     (1,449,976,800)       493,368,505       (197,971,370)       139,007,139
                                                    ------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                   (1,053,659,258)       530,014,003       (245,700,821)       141,464,297
                                                    ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       --                 --                 --                 --
From net realized gains                                (297,957,266)       (34,321,277)          (222,334)        (3,159,208)
In excess of net realized gains                                  --           (956,985)                --                 --
                                                    ------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                     (297,957,266)       (35,278,262)          (222,334)        (3,159,208)
                                                    ------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                             5,568,880,626      1,269,166,926        989,601,124        366,724,426
Net asset value of shares issued in reinvestment
   of distributions to shareholders                     276,872,414         33,194,946            206,176          2,977,658
Payments for shares redeemed (B)                     (2,818,986,466)      (619,609,478)      (622,241,464)      (155,253,222)
                                                    ------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                 3,026,766,574        682,752,394        367,565,836        214,448,862
                                                    ------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                          1,675,150,050      1,177,488,135        121,642,681        352,753,951

NET ASSETS:
Beginning of period                                   1,355,619,232        178,131,097        395,588,672         42,834,721
                                                    ------------------------------------------------------------------------
End of period                                       $ 3,030,769,282    $ 1,355,619,232    $   517,231,353    $   395,588,672
                                                    ========================================================================

UNDISTRIBUTED NET INVESTMENT INCOME:                $        (9,470)   $            --    $            --    $            --
                                                    ========================================================================

CAPITAL SHARE ACTIVITY:
Shares sold                                              48,699,609         20,384,168         19,175,536         11,728,243
Shares issued in reinvestment of distributions to
   shareholders                                           3,394,694            417,809              5,574             83,240
Shares redeemed                                         (26,295,953)       (11,350,482)       (12,751,662)        (5,345,391)
                                                    ------------------------------------------------------------------------
Net increase in shares outstanding                       25,798,350          9,451,495          6,429,448          6,466,092
Shares outstanding, beginning of period                  14,976,482          5,524,987          8,853,454          2,387,362
                                                    ------------------------------------------------------------------------
Shares outstanding, end of period                        40,774,832         14,976,482         15,282,902          8,853,454
                                                    ========================================================================

(B) Net of redemption fees of $3,572,667, $0, $509,572 and $0, respectively.


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  33

For the Periods Ended December 31, 2000 and December 31, 1999

                                                        TECHNOLOGY INNOVATORS FUND         THE COMMUNICATIONS FUND
                                                               Year             Year             Year           Period
                                                              Ended            Ended            Ended            Ended
                                                           12/31/00         12/31/99         12/31/00      12/31/99(A)
======================================================================================================================
FROM OPERATIONS:
Net investment loss                                   $ (11,058,937)   $    (690,417)   $  (7,552,229)   $     (52,049)
Net realized gains from security transactions            93,392,278        7,882,318        3,058,969           49,150
Net change in unrealized appreciation
   (depreciation) on investments                       (348,777,772)     181,766,125     (313,538,819)      32,695,538
                                                      ----------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                     (266,444,431)     188,958,026     (318,032,079)      32,692,639
                                                      ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                       --               --               --               --
From net realized gains                                 (90,694,453)      (6,269,227)      (2,282,632)              --
In excess of net realized gains                                  --               --               --               --
                                                      ----------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                      (90,694,453)      (6,269,227)      (2,282,632)              --
                                                      ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               619,338,228      637,596,098      884,622,264      158,460,884
Net asset value of shares issued in reinvestment of
   distributions to shareholders                         84,828,937        5,909,870        2,311,594               --
Payments for shares redeemed (B)                       (650,525,771)    (228,747,848)    (487,615,494)      (8,998,179)
                                                      ----------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                    53,641,394      414,758,120      399,318,364      149,462,705
                                                      ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                (303,497,490)     597,446,919       79,003,653      182,155,344

NET ASSETS:
Beginning of period                                     603,936,018        6,489,099      182,155,344               --
                                                      ----------------------------------------------------------------
End of period                                         $ 300,438,528    $ 603,936,018    $ 261,158,997    $ 182,155,344
                                                      ================================================================

UNDISTRIBUTED NET INVESTMENT INCOME:                  $      (1,618)   $          --    $          --    $          --
                                                      ================================================================

CAPITAL SHARE ACTIVITY:
Shares sold                                              10,126,806       18,978,792       48,881,903       13,146,370
Shares issued in reinvestment of distributions to
   shareholders                                           3,219,315          134,657          245,080               --
Shares redeemed                                         (12,593,197)      (7,282,584)     (30,768,169)        (710,182)
                                                      ----------------------------------------------------------------
Net increase in shares outstanding                          752,924       11,830,865       18,358,814       12,436,188
Shares outstanding, beginning of period                  12,236,166          405,301       12,436,188               --
                                                      ----------------------------------------------------------------
Shares outstanding, end of period                        12,989,090       12,236,166       30,795,002       12,436,188
                                                      ================================================================

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)   Net of redemption fees of $145,872, $0, $729,018 and $0, respectively.


34  Firsthand                     See Accompanying Notes to Financial Statements

For the Periods Ended December 31, 2000 and December 31, 1999

                                                                                                     GLOBAL
                                                                       THE e-COMMERCE FUND       TECHNOLOGY FUND
                                                                          Year           Period           Period
                                                                         Ended            Ended            Ended
                                                                      12/31/00      12/31/99(A)      12/31/00(B)
================================================================================================================
FROM OPERATIONS:
Net investment income (loss)                                     $  (6,732,444)   $      14,610    $     520,974
Net realized gains (losses) from security transactions             (32,974,416)          99,433               --
Net change in unrealized appreciation
   (depreciation) on investments                                  (302,828,138)      51,614,435      (18,367,192)
                                                                 -----------------------------------------------
Net increase (decrease) in net assets from
   operations                                                     (342,534,998)      51,728,478      (17,846,218)
                                                                 -----------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                             (14,607)              --         (484,797)
From net realized gains                                             (1,740,924)              --               --
In excess of net realized gains                                             --               --               --
                                                                 -----------------------------------------------
Decrease in net assets from distributions to
   shareholders                                                     (1,755,531)              --         (484,797)
                                                                 -----------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                          597,041,880      259,447,141      160,630,050
Net asset value of shares issued in reinvestment of
   distributions to shareholders                                     1,800,522               --          477,470
Payments for shares redeemed (C)                                  (336,691,133)     (12,490,061)     (17,486,498)
                                                                 -----------------------------------------------
Net increase in net assets from capital share
   transactions                                                    262,151,269      246,957,080      143,621,022
                                                                 -----------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (82,139,260)     298,685,558      125,290,007

NET ASSETS:
Beginning of period                                                298,685,558               --               --
                                                                 -----------------------------------------------
End of period                                                    $ 216,546,298    $ 298,685,558    $ 125,290,007
                                                                 ===============================================

UNDISTRIBUTED NET INVESTMENT INCOME:                             $          --    $      14,610    $       3,722
                                                                 ===============================================

CAPITAL SHARE ACTIVITY:
Shares sold                                                         39,535,611       21,095,022       16,202,949
Shares issued in reinvestment of distributions to shareholders         238,479               --           50,958
Shares redeemed                                                    (27,203,013)      (1,000,614)      (1,928,056)
                                                                 -----------------------------------------------
Net increase in shares outstanding                                  12,571,077       20,094,408       14,325,851
Shares outstanding, beginning of period                             20,094,408               --               --
                                                                 -----------------------------------------------
Shares outstanding, end of period                                   32,665,485       20,094,408       14,325,851
                                                                 ===============================================

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.
(C)   Net of redemption fees of $567,997, $0 and $219,167, respectively.


See Accompanying Notes to Financial Statements
                                           2000 Annual Report to Shareholders 35

Financial Highlights
Technology Value Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                             Year          Year        Year        Year       Year
                                                            Ended         Ended       Ended       Ended      Ended
                                                         12/31/00      12/31/99    12/31/98    12/31/97   12/31/96
==================================================================================================================
Net asset value at beginning of year                 $      90.52  $      32.24  $    26.06  $    26.66  $   18.44
                                                     -------------------------------------------------------------

Income from investment operations:
   Net investment loss                                      (1.14)        (0.35)      (0.59)      (0.26)     (0.08)
   Net realized and unrealized gains
   (losses) on investments                                  (7.29)        61.36        6.77        1.90      11.20
                                                     -------------------------------------------------------------
Total from investment operations                            (8.43)        61.01        6.18        1.64      11.12
                                                     -------------------------------------------------------------

Less distributions:
   Distributions from net investment income                    --            --          --          --         --
   Distributions from net realized gains                    (7.86)        (2.71)         --       (1.80)     (2.90)
   Distributions in excess of net realized gains               --         (0.02)         --       (0.44)        --
                                                     -------------------------------------------------------------
Total distributions                                         (7.86)        (2.73)         --       (2.24)     (2.90)
                                                     -------------------------------------------------------------

Paid-in capital from redemption fees (Note 2)                0.10            --          --          --         --
                                                     -------------------------------------------------------------

Net asset value at end of year                       $      74.33  $      90.52  $    32.24  $    26.06  $   26.66
                                                     =============================================================


Total return                                               (9.97%)      190.40%      23.71%       6.46%     60.55%
                                                     =============================================================

Net assets at end of year (millions)                 $   3,030.8   $   1,355.6   $   178.1   $   194.4   $   35.1
                                                     =============================================================

Ratio of expenses to average net assets                      1.83%         1.91%       1.95%       1.93%      1.81%

Ratio of net investment loss to average net assets          (1.29%)       (1.27%)     (1.80%)     (1.43%)    (0.55%)

Portfolio turnover rate                                        59%           41%        126%        101%        43%


36  Firsthand                     See Accompanying Notes to Financial Statements

Financial Highlights
Technology Leaders Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                                     Year        Year        Year        Period
                                                                    Ended       Ended       Ended         Ended
                                                                 12/31/00    12/31/99    12/31/98   12/31/97(A)
===============================================================================================================
Net asset value at beginning of period                         $    44.68  $    17.94  $    10.07    $   10.00
                                                               ------------------------------------------------

Income from investment operations:
   Net investment income (loss)                                     (0.67)      (0.17)      (0.09)         0.01
   Net realized and unrealized gains (losses) on investments       (10.19)      27.40        7.96          0.06
                                                               ------------------------------------------------
Total from investment operations                                   (10.86)      27.23        7.87          0.07
                                                               ------------------------------------------------

Less distributions:
   Dividends from net investment income                                --          --          --            --
   Distributions from net realized gains                            (0.01)      (0.49)         --            --
   Distributions in excess of net realized gains                       --          --          --            --
                                                               ------------------------------------------------
Total distributions                                                 (0.01)      (0.49)         --            --
                                                               ------------------------------------------------

Paid-in capital from redemption fees (Note 2)                        0.03          --          --            --
                                                               ------------------------------------------------

Net asset value at end of period                               $    33.84  $    44.68  $    17.94     $   10.07
                                                               ================================================

Total return                                                      (24.23%)    152.58%      78.15%      0.70%(B)
                                                               ================================================

Net assets at end of period (millions)                         $   517.2   $   395.6   $    42.8      $     3.6
                                                               ================================================

Ratio of expenses to average net assets                              1.90%       1.94%       1.94%     1.80%(C)

Ratio of net investment income (loss) to average net assets         (1.44%)     (1.27%)     (1.03%)    1.77%(C)

Portfolio turnover rate                                               35%         16%        105%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)   Not annualized.
(C)   Annualized.


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  37

Financial Highlights
Technology Innovators Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                                  Year        Year         Period
                                                                 Ended       Ended          Ended
                                                              12/31/00    12/31/99    12/31/98(A)
=================================================================================================
Net asset value at beginning of period                        $  49.36    $  16.01    $     10.00
                                                              -----------------------------------

Income from investment operations:
   Net investment loss                                           (0.85)      (0.06)         (0.01)
   Net realized and unrealized gains (losses) on investments    (16.84)      33.98           6.02
                                                              -----------------------------------
Total from investment operations                                (17.69)      33.92           6.01
                                                              -----------------------------------

Less distributions:
   Dividends from net investment income                             --          --             --
   Distributions from net realized gains                         (8.55)      (0.57)            --
   Distributions in excess of net realized gains                    --          --             --
                                                              -----------------------------------
Total distributions                                              (8.55)      (0.57)            --
                                                              -----------------------------------

Paid-in capital from redemption fees (Note 2)                     0.01          --             --
                                                              -----------------------------------

Net asset value at end of period                              $  23.13    $  49.36    $     16.01
                                                              ===================================

Total return                                                  (37.94%)     212.34%     60.10% (B)
                                                              ===================================

Net assets at end of period (millions)                        $  300.4    $  603.9    $       6.5
                                                              ===================================

Ratio of expenses to average net assets                          1.90%       1.93%      1.92% (C)

Ratio of net investment loss to average net assets             (1.51%)     (0.59%)    (0.59%) (C)

Portfolio turnover rate                                            89%         44%           188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)   Not annualized.
(C)   Annualized.


38  Firsthand                     See Accompanying Notes to Financial Statements

Financial Highlights
The Communications Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                                  Year         Period
                                                                 Ended          Ended
                                                              12/31/00    12/31/99(A)
=====================================================================================
Net asset value at beginning of period                         $ 14.65    $     10.00
                                                               ----------------------

Income from investment operations:
   Net investment loss                                           (0.25)         (0.00) (B)
   Net realized and unrealized gains (losses) on investments     (5.87)          4.65
                                                               ----------------------
Total from investment operations                                 (6.12)          4.65
                                                               ----------------------

Less distributions:
   Dividends from net investment income                             --             --
   Distributions from net realized gains                         (0.07)            --
   Distributions in excess of net realized gains                    --             --
                                                               ----------------------
Total distributions                                              (0.07)            --
                                                               ----------------------

Paid-in capital from redemption fees (Note 2)                     0.02             --
                                                               ----------------------

Net asset value at end of period                               $  8.48    $     14.65
                                                               ======================

Total return                                                    (41.68%)   46.50% (C)
                                                               ======================

Net assets at end of period (millions)                         $ 261.2    $     182.2
                                                               ======================

Ratio of expenses to average net assets                           1.91%     1.95% (D)

Ratio of net investment loss to average net assets               (1.43%)  (0.30%) (D)

Portfolio turnover rate                                             98%            0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)   Amount is less than $0.01.
(C)   Not annualized.
(D)   Annualized.


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  39

Financial Highlights
The e-Commerce Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                                  Year         Period
                                                                 Ended          Ended
                                                              12/31/00    12/31/99(A)
=====================================================================================
Net asset value at beginning of period                        $  14.86    $     10.00
                                                              -----------------------

Income from investment operations:
   Net investment income (loss)                                  (0.21)          0.00 (B)
   Net realized and unrealized gains (losses) on investments     (7.99)          4.86
                                                              -----------------------
Total from investment operations                                 (8.20)          4.86
                                                              -----------------------

Less distributions:
   Dividends from net investment income                          (0.00) (B)        --
   Distributions from net realized gains                         (0.05)            --
   Distributions in excess of net realized gains                    --             --
                                                              -----------------------
Total distributions                                              (0.05)            --
                                                              -----------------------

Paid-in capital from redemption fees (Note 2)                     0.02             --
                                                              -----------------------

Net asset value at end of period                              $   6.63    $     14.86
                                                              =======================

Total return                                                  (55.08%)     48.60% (C)
                                                              =======================

Net assets at end of period (millions)                        $  216.5    $     298.7
                                                              =======================

Ratio of expenses to average net assets                          1.92%      1.95% (D)

Ratio of net investment income (loss) to average net assets    (1.44%)      0.05% (D)

Portfolio turnover rate                                            73%             0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)   Amount is less than $0.01.
(C)   Not annualized.
(D)   Annualized.


40  Firsthand                     See Accompanying Notes to Financial Statements

Financial Highlights
Global Technology Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                           Period
                                                            Ended
                                                      12/31/00(A)
=================================================================
Net asset value at beginning of period               $      10.00
                                                     ------------

Income from investment operations:
   Net investment income                                     0.04
   Net realized and unrealized losses
   on investments                                           (1.28)
                                                     ------------
Total from investment operations                            (1.24)
                                                     ------------

Less distributions:
   Dividends from net investment income                     (0.03)
   Distributions from net realized gains                       --
   Distributions in excess of net realized gains               --
                                                     ------------
Total distributions                                         (0.03)
                                                     ------------

Paid-in capital from redemption fees (Note 2)                0.02
                                                     ------------

Net asset value at end of period                     $       8.75
                                                     ============

Total return                                         (12.18%) (B)
                                                     ============

Net assets at end of period (millions)               $      125.3
                                                     ============

Ratio of expenses to average net assets                 1.95% (C)

Ratio of net investment income to average net assets    1.66% (C)

Portfolio turnover rate                                        0%

(A) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.
(B)   Not annualized.
(C)   Annualized.


See Accompanying Notes to Financial Statements
                                          2000 Annual Report to Shareholders  41

Notes to Financial Statements
December 31, 2000

1. Organization

Each of the Technology Value Fund, the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund, The e-Commerce Fund and the Global Technology Fund (the "Funds") is a non-diversified series of Firsthand Funds (formerly Interactive Investments Trust) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on December 15, 1994. The public offering of shares of the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998. The public offering of shares of The Communications Fund and The e-Commerce Fund commenced on September 30, 1999. The public offering of shares of the Global Technology Fund commenced on September 29, 2000.

Each Fund's investment objective is long-term growth of capital.

The Technology Value Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies in the high technology field that Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.) (the "Investment Adviser") considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies in the high technology field that the Investment Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies in the high technology field that the Investment Adviser considers to be best positioned to introduce successful new products.

The Communications Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from their involvement in, or support of, the communications industry.

The e-Commerce Fund seeks to achieve its investment objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from their involvement in, or support of, electronic commerce (e-commerce).

The Global Technology Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities of companies in the high technology field, both domestic and foreign, that the Investment Adviser considers to be best positioned to benefit significantly from the adoption of new technologies worldwide.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:
--------------------------------------------------------------------------------

Securities valuation -- Each Fund's portfolio of securities is valued as follows. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Board of Trustees.

Share valuation -- Each Fund's share price (net asset value) is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., eastern time). The net asset value per share of each Fund is calculated by dividing the sum of the value of the securi-


42 Firsthand                      See Accompanying Notes to Financial Statements

December 31, 2000

ties held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to a Fund's net asset value per share. The Communications Fund, The e-Commerce Fund and the Global Technology Fund charge a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. Effective July 1, 2000, the Technology Value Fund, the Technology Leaders Fund, and the Technology Innovators Fund also charge a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily net asset value ("NAV") calculations.

Repurchase agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. In the event of bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and losses.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Loans of Portfolio Securities -- Each Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Funds' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 30% of its total assets.

At December 31, 2000, the Technology Value Fund and the Technology Innovators Fund had securities valued at $76,299,959 and $28,874,450, respectively, on loan to brokers. For collateral, each Fund received $74,193,000 and $29,133,000, respectively, in U.S. government securities valued at $82,097,334 and $31,773,409, respectively. Income from securities lending, which is included in other income on the statement of operations, amounted to $453,362 and $265,054, respectively.

Foreign Securities -- Subject to each Fund's investment policies, each Fund may invest in securities of foreign issuers. Foreign investments may be subject to risks that are not typically associated with investments in domestic companies. For example, foreign investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments, the possibility of seizure or nationalization of companies or foreign assets, or the imposition of withholding and other taxes. The value of foreign investments and other assets and liabilities is converted into U.S. dollars at the exchange rates prevailing at the end of the period.

Distributions to shareholders -- Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Service Code of 1986, as amended ("the "Code"). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.


See Accompanying Notes to Financial Statements
                                           2000 Annual Report to Shareholders 43

December 31, 2000

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October
31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2000.

                                    TECHNOLOGY        TECHNOLOGY      TECHNOLOGY          THE              THE            GLOBAL
                                       VALUE            LEADERS       INNOVATORS    COMMUNICATIONS     e-COMMERCE       TECHNOLOGY
                                       FUND              FUND            FUND            FUND             FUND             FUND

Gross unrealized appreciation   $   453,406,145    $  42,114,154    $  48,949,849    $  19,132,461    $  18,286,587   $   3,222,336
Gross unrealized depreciation    (1,419,907,109)     (90,408,099)    (215,235,919)    (300,485,495)    (269,500,498)    (21,589,528)
                                ===================================================================================================
  Net unrealized depreciation   $  (966,500,964)   $ (48,293,945)   $(166,286,070)   $(281,353,034)   $(251,213,911)  $ (18,367,192)
                                ===================================================================================================
      Federal income tax cost   $ 3,995,557,496    $ 567,164,385    $ 468,063,446    $ 545,712,940    $ 470,957,332   $ 167,991,758
                                ===================================================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations. As of December 31, 2000, the Technology Leaders Fund had capital loss carryforwards for federal income tax purposes of $7,699,026, which expire on December 31, 2008. The Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund realized net capital losses of $29,299,059, $42,018,576, $7,172,593 and $39,374,169, respectively, during the period from November 1, 2000 through December 31, 2000, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2001. The Technology Value Fund and the Technology Innovators Fund realized net currency losses of $9,470 and $1,618, respectively, during the period from November 1, 2000 through December 31, 2000, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2001.

3. Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the year ended December 31, 2000.

                                      TECHNOLOGY      TECHNOLOGY      TECHNOLOGY         THE            THE           GLOBAL
                                         VALUE          LEADERS       INNOVATORS   COMMUNICATIONS   e-COMMERCE      TECHNOLOGY
                                         FUND            FUND            FUND           FUND           FUND            FUND

 Purchase of investment securities   $4,849,567,342   $630,890,039   $650,256,903   $884,853,557   $614,106,034   $110,359,987
                                     =========================================================================================
Proceeds from sales and maturities
          of investment securities   $1,921,870,724   $229,336,137   $589,239,464   $456,736,368   $299,093,845   $         --
                                     =========================================================================================

Receivables due from other custodian reflect amounts due from the former custodian. The amount results primarily from shareholder purchases and redemption transactions that were processed by the former transfer agent.

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the administrative services agent, shareholder servicing and transfer agent, accounting services agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENTS

Each Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, the Investment Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust who are responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser is responsible for (i) officers and employees who are directors, officers, employees or share holders of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with the provision of portfo-


44 Firsthand                      See Accompanying Notes to Financial Statements

December 31, 2000

lio management services under the Advisory Agreement, and (iii) the expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, to reimburse expenses of a Fund to the extent necessary to limit a Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

Each fund has entered into separate administration agreements with the Investment Adviser. These agreements obligate the Investment Adviser to provide administrative and general supervisory services to each Fund (the
"Administration Agreements").

Under the Administration Agreements, the Investment Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations under the Administration Agreements. The Investment Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for independent trustees' compensation, brokerage and commission expenses, and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Funds) pays State Street's fees for its administrative services.

5. Deferred Trustees Compensation Agreement

During the year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust. Prior to this agreement, the Investment Adviser, not the Funds, was responsible for the independent trustees' compensation.

Under the Deferred Trustees Compensation Agreement, each independent Trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended by telephone. Deferred fees may be deemed invested in any of the Funds on a tax-deferred basis and deferred fees (and the income, gains and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains and losses credited during the deferral period), each Fund will expense its prorata share of these fees.


See Accompanying Notes to Financial Statements
                                           2000 Annual Report to Shareholders 45

December 31, 2000

6. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the year ended December 31, 2000 is noted below:

                                                 Share Activity
                                ------------------------------------------------                       Market
                                  Balance                               Balance       Realized         Value        Acquisition
     Affiliate                   12/31/99    Purchases      Sales      12/31/00      Gain (Loss)      12/31/00         Cost
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
P-Com, Inc.                        70,000    7,957,500     400,000    7,627,500   $  (3,180,911)   $ 23,359,219   $ 72,350,644
NETsilicon, Inc.                  349,250      394,550     140,000      603,800      (2,729,958)      2,245,381      8,930,942
Silicon Valley Group, Inc.             --    2,786,100          --    2,786,100              --      80,100,375     87,099,977
Read-Rite Corp.                        --    4,950,000          --    4,950,000              --      19,954,688     48,185,783
TriQuint Semiconductors, Inc.     550,000    6,090,400     550,000    6,090,400     107,458,998     266,074,350    253,823,365
Concord Communications, Inc.      669,000      600,000          --    1,269,000              --      11,103,750     51,584,926
DMC Stratex Networks, Inc.      1,949,000    3,718,000          --    5,667,000              --      85,005,000    165,950,219
Wind River Systems, Inc.          690,000    5,201,800     369,900    5,521,900       2,058,322     188,434,837    238,945,679
Legato Systems, Inc.               39,000    5,942,000          --    5,981,000              --      44,483,688    222,519,662
Globix Corp.                    1,213,000    1,044,700          --    2,257,700              --       6,208,675     44,241,623
Western Digital Corp.                  --   10,000,000          --   10,000,000              --      24,375,000     46,988,289
TranSwitch Corp.                  744,000    5,386,800   1,537,800    4,593,000      19,176,633     179,701,125    135,326,131
Methode Electronics - Class A     625,000    1,175,000          --    1,800,000              --      41,287,500     70,655,865
Zoran Corp.                       661,000      226,000          --      887,000              --      13,748,500     22,782,545
TECHNOLOGY INNOVATORS FUND
NETsilicon, Inc.                  576,750       95,900      72,650      600,000         173,431       2,231,250      7,414,205
Genesis Microchip, Inc.           554,500      695,700          --    1,250,200              --      11,564,350     27,290,046
NHC Communications, Inc.               --    1,450,400     337,300    1,113,100              --       7,975,622      7,734,579
THE e-COMMERCE FUND
Pervasive Software, Inc.          117,500    1,300,000          --    1,417,500              --       1,594,688     21,673,299
ePlus, Inc.                            --      726,100          --      726,100              --       8,259,387     24,976,565
Websense, Inc.                         --    1,120,000          --    1,120,000              --      16,240,000     30,738,765

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and other securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by, and under the general supervision of, the Board of Trustees. As of December 31, 2000, the Technology Innovators Fund had an 1,141,000 par value investment in Cyras Systems, Inc., 4.50% 08/15/2005, convertible bond, valued at $1,334,970 and representing 0.44% of the Fund's net assets, which was acquired on August 15, 2000 at a cost of $1,141,000. The Technology Innovators Fund had a 500,000 par value investment in Clarisay, Inc., 5.94% 01/19/2001, convertible bond, valued at $500,000 and representing 0.17% of the Fund's net assets, which was acquired on December 29, 2000 at a cost of $500,000. The Technology Innovators Fund had a 27,092 share investment in Centerpoint Broadband Technology, Inc. -- Class D, valued at $292,052 and representing 0.10% of the Fund's net assets, which was acquired on October 24, 2000 at a cost of $292,052. The Technology Innovators Fund had a 842,857 share investment in Cielo Communications, Inc. --Class C, valued at $1,475,000 and representing 0.49% of the Fund's net assets, of which $1,999,998 was acquired on November 16, 1999 and $950,002 on December 22, 1999, for a total cost of $2,950,000. The Technology Innovators Fund had a 336,544 share investment in LuxN, Inc. -- Class E, valued at $4,812,579 and representing 1.60% of the Fund's net assets, which was acquired on December 20, 2000 at a cost of $4,812,579. The Technology Innovators Fund had a 348,360 share investment in Micro Photonix Integration Corp. -- Class C, valued at $2,200,000 and representing 0.73% of the Fund's net assets, which was acquired on June 21, 2000 at a cost of $2,200,000. As of December 31, 2000 the Technology Innovators Fund had a 490,000 share investment in GlobeSpan, Inc., of which 1,496 shares are subject to restrictions on resale until April 26, 2001. The 1,496 share investment, valued at $41,140 and representing 0.01% of the Fund's net assets, was acquired at a cost of $100,000. The GlobeSpan, Inc. shares were acquired through GlobeSpan's April 27, 2000 acquisition of previously owned T.Sqware, Inc. shares. The Communications Fund had an 859,000 par value investment in Cyras Systems, Inc., 4.50% 08/15/2005, convertible bond, valued at $1,005,030 and representing 0.38% of the Fund's net assets, which was acquired on August 15, 2000 at a cost of $859,000. The Communications Fund had a 19,290 share investment in Centerpoint Broadband Technology, Inc. -- Class D, valued at $207,946 and representing 0.08% of the Fund's net assets, which was acquired on October 24, 2000 at a cost of $207,946. The


46 Firsthand                      See Accompanying Notes to Financial Statements

December 31, 2000

Communications Fund had a 362,757 share investment in LuxN, Inc. -- Class E, valued at $5,187,425 and representing 1.99% of the Fund's net assets, which was acquired on December 20, 2000 at a cost of $5,187,425. The Communications Fund had a 285,022 share investment in Micro Photonix Integration Corp. -- Class C, valued at $1,800,000 and representing 0.69% of the Fund's net assets, which was acquired on June 21, 2000 at a cost of $1,800,000.

As of December 31, 2000 the Technology Value Fund had a 9,325 share investment in Broadcom Corp. -- Class A, of which 9,324 shares are subject to restrictions on resale until March 1, 2001. The 9,324 share investment, valued at $783,216 and representing 0.03% of the Fund's net assets, was acquired at a cost of $404,970. The Broadcom Corp. shares were acquired through Broadcom's March 1, 2000 acquisition of previously owned Stellar Semiconductor, Inc. Class B and C shares.

7. Risks

Because each Fund is non-diversified, it invests in fewer issuers and is subject to greater risk than a diversified fund. A Fund is also subject to greater risk because of its concentration of investments in companies within the high technology industry, the market value of which can be highly volatile. Although the Investment Adviser currently believes that investments by the Funds in certain high technology industries may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk.

8. Tax Information, December 31, 2000 (Unaudited)

The Technology Value Fund, the Technology Innovators Fund, and The e-Commerce Fund have designated $271,420,646, $65,218,095, and $1,641,491, respectively, as capital gains dividends for the purpose of the dividends paid deduction.


See Accompanying Notes to Financial Statements
                                           2000 Annual Report to Shareholders 47

[LOGO]                                      Firsthand Funds
                                            P.O. Box 8356
                                            Boston, MA 02266-8356

                                            Investment Adviser
                                            Firsthand Capital Management, Inc.
                                            125 South Market
                                            Suite 1200
                                            San Jose, CA 95113

                                            Transfer Agent
                                            State Street Bank and Trust Company
                                            P.O. Box 8356
                                            Boston, MA 02266-8356

                                            Distributor
                                            ALPS Mutual Funds Services, Inc.
                                            370 17th Street, Suite 3100
                                            Denver, CO 80202

                                            WebSite
                                            www.FirsthandFunds.com

                                            Annual.Rep.02/01 [400]a